United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2008
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-14537 (Commission File Number)	52-2093696 (I.R.S. Employer Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address and zip code of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Not Applicable
Former Name or Former Address, if Changed Since Last Report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 14, 2008, the Company’s Board of Directors elected John W. Allison to serve as a member of the Company’s Board of Directors. Mr. Allison, age 62, is the founder and has been Chairman of the Board of Home BancShares since 1998. Home BancShares is a NASDAQ listed bank-holding company Mr. Allison served as Chairman of First National Bank of Conway from 1983 until 1998.
The Board of Directors has not determined Mr. Allison’s committee assignments.
A copy of the press release announcing the appointment of Mr. Allison is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99.1 Press release of Lodgian, Inc. dated August 20, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.
Dated: August 20, 2008	By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release of Lodgian, Inc. dated August 20, 2008

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